Prospectus
May 1, 2002

Prudential's Gibraltar Fund, Inc.

You may invest in the Fund only through the systematic investment plan contracts and the variable annuity contracts issued as part of Prudential's Financial Security Program and Prudential's Annuity Plan Account-2.

The contracts are no longer sold. Planholders still owning contracts may make additional investments in accordance with their contract.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

[LOGO] Prudential Financial
                  [LOGO OF PRUDENTIAL FINANCIAL APPEARS HERE]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Investment Objectives, Strategies and Risk
--------------------------------------------------------------------------------

Objective:    Growth of capital to an extent compatible with a concern for preservation of principal. Current income is a secondary consideration.

Strategy:     The Fund invests primarily in common stock and other securities convertible into common stock. Those investments can include
              American Depository Receipts, which are dollar-denominated certificates representing a right to receive securities of a foreign issuer.

              The Fund may invest in preferred stock, bonds and other fixed income investments. Usually, the Fund does not invest more than 15% of its assets in these instruments.

              The Fund may invest in money market instruments, such as short-term debt securities.

              The Fund's portfolio manager uses a blend of growth and value investment styles.

Risks: All investments involve risk. Common stock is subject to company risk. The stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Common stock is also subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks may drop.

              Since the Fund also invests in debt obligations, there is the risk that the value of a particular obligation could decrease. Debt obligations may involve credit risk - the risk that the borrower will not repay an obligation, and interest rate risk - the risk that interest rates may change and affect the value of the obligation.

              There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Fund could lose value, and you could lose money.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

The two tables below show the Fund's annual returns and its long term performance. The first table shows you how the Fund's performance varied from year to year. The second table compares the Fund's performance over time to that of the S&P 500, a widely recognized unmanaged index of stock performance, and a group of similar mutual funds. These tables provide an indication of the risk of investing in the Fund and how returns can change. As with all mutual funds, past performance does not mean that the Fund will achieve similar results in the future.





                                     [CHART]

Annual Return/1/

1992    1993     1994    1995    1996    1997    1998     1999   2000     2001
-----   -----    -----   -----   -----   -----   ------  ------  -----  --------
17.60%  23.79%  (1.33)%  19.13%  27.13%  18.88%  25.89%  38.92%  1.59%  (16.45)%


BEST QUARTER: 28.94% (4th quarter of 1998) WORST QUARTER: (18.87)% (3rd quarter of 2001)

1 These annual returns do not include contract charges. If contract charges were included, the annual returns would have been lower than those shown. See your contract for additional information about contract charges.


Average Annual Returns* (as of 12/31/01)
--------------------------------------------------------------------------------

                                     1 YEAR  5 YEARS 10 YEARS
                                     ------- ------- --------
                   Fund shares       -16.45% 12.04%   14.40%
                   S&P 500**         -11.88% 10.70%   12.93%
                   Lipper Average*** -13.03%  7.94%   11.14%

--------------------------------------------------------------------------------
* The Fund's returns are after deduction of Fund expenses. They do not include any charges under the investment contracts or variable annuity contracts. If those contract charges were included, the annual returns would be lower than those shown.
** The Standard and Poor's 500 Composite Stock Price Index (S&P 500) - an unmanaged index of 500 stocks of large U.S. companies - gives a broad look at how stock prices performed. These returns would have been lower if they included the effect of investment management expenses and taxes.
*** The Lipper (VIP) Large-Cap Core Funds Average is calculated by Lipper Inc.
    and reflects the investment return of certain portfolios underlying variable life and annuity contracts. The returns are net of investment fees and Fund expenses but not contract charges. These returns would have been lower if they included the effect of contract charges and taxes.

--------------------------------------------------------------------------------
Investment Objective and Strategies
--------------------------------------------------------------------------------

The Fund's objective is growth of capital to an extent compatible with a concern for preservation of principal. Current income is a secondary consideration.

In an effort to meet that objective, the Fund invests primarily in common stock and other securities convertible into common stock.

The Fund's portfolio manager uses a blend of growth and value investment styles. He invests in value stocks--stocks he believes are undervalued given factors such as the company's earnings, assets, cash flow and dividends. He also invests in growth stocks--stocks he believes have strong growth characteristics, such as strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow and financial strength.

The Fund may also invest in American Depository Receipts (ADRs). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company. They represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market.

Investment in ADRs has certain advantages over direct investment in the underlying foreign securities. They are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers. Nevertheless, as foreign securities, ADRs involve certain risks. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, and the fact that there may be less publicly available information about a foreign company than about a domestic company.

The Fund may also invest in preferred stock, bonds, debenture notes and other evidences of indebtedness of a character customarily acquired by institutional investors. These investments may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. These investments may or may not be publicly traded. The Fund generally invests no more than 15% of its assets in these instruments. Investment in these instruments may exceed 15% when the portfolio manager determines that it is appropriate, based on economic conditions or general levels of common stock prices.

The Fund may also invest in money market instruments, such as short-term debt securities. The Fund usually invests only a moderate proportion of its assets in money market instruments to facilitate purchases and redemptions and portfolio trading. The Fund may, at times, adopt a temporary defensive position in which it invests a greater proportion, up to 100%, of the Fund's assets in money market instruments. Investing heavily in these securities limits our ability to achieve growth of capital, but can help to preserve the Fund's assets when markets are unstable.

The Fund may lend its securities, invest in warrants, and hold up to 10% of its assets in illiquid securities. The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Fund generally seeks long-term growth of capital rather than short-term trading profits. Thus, the Fund does not generally engage in active and frequent trading of portfolio securities.

However, during any period when changing economic or market conditions are anticipated, the Fund's portfolio manager may determine that more frequent trading is appropriate. Frequent trading usually increases the Fund's brokerage costs, which would increase the Fund's overall expenses, and (for investors who do not invest in the Fund through a tax-deferred vehicle) would result in increased taxable distributions.

--------------------------------------------------------------------------------
Fund Management
--------------------------------------------------------------------------------

Since September, 2000, Prudential Investments LLC (PI), (formerly, Prudential Investments Fund Management LLC), has served as investment manager to the Fund. PI is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial). PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of $100.8 billion.

Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. Under the management agreement, PI is responsible for selecting and monitoring one or more sub-advisors to handle the day-to-day investment management of the Fund. PI, not the Fund, pays the fees of the sub-advisors. Pursuant to an order issued by the SEC, the Fund may add or change a sub-advisor, or change the agreement with a sub-advisor, if PI and the Fund's Board of Directors concludes that doing so is in the best interests of Planholders investing in the Fund. The Fund can make these changes without planholder approval, but will notify planholders investing in the Fund of any such changes.

The Fund's current sub-advisor is Jennison Associates LLC (Jennison), located at 466 Lexington Avenue, New York, New York 10017. Jennison is an indirect, wholly-owned subsidiary of Prudential Financial. Jennison serves as a subadviser for most of the equity mutual funds within the Prudential mutual fund complex.

Jeffrey Siegel is the portfolio manager for the Fund and has served as such since September 2000. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and an analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank.

The table below lists the Fund's 2001 expenses as a percentage of the Fund's average net assets:

             2001 Fund Expenses*
             (as a percentage of the Fund's average net assets)
             ------------------------------------------

             Investment Management Fee                       0.125%
             Other Expenses                                  0.003%
                                                             ------
             TOTAL FUND EXPENSES                             0.128%

             ------------------------------------------
            * This table shows only Fund expenses. This table does not show charges that are imposed by the variable contracts. See your contract for additional information about contract charges.

--------------------------------------------------------------------------------
Purchase, Redemption and Pricing of Fund Shares
--------------------------------------------------------------------------------

Purchase

You may invest in the Fund only through the systematic investment plan contracts and the variable annuity contracts issued as part of Prudential's Financial Security Program and Prudential's Annuity Plan Account-2. The contracts are no longer sold. Planholders still owning contracts may make additional investments in accordance with their contract.

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund.

Redemption

Shares are redeemed for cash within 7 days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the Securities and Exchange Commission (SEC).

Pricing - Net Asset Value

The price of a Fund share is known as the net asset value or NAV per share. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is placed. The NAV per share is determined once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We may not determine the NAV on days when we have not received any purchase or redemption orders, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

The NAV per share is determined by a simple calculation. It is the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding.

To determine the Fund's NAV per share, its holdings are valued as follows:

Equity securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is no sale, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

Debt securities which mature in more than 60 days are valued using an independent pricing service. Debt securities that mature in 60 days or less are valued at amortized cost. This means that the security is valued initially at its purchase price (or its value on the 60th day prior to maturity) and then decreases (or increases when a security is purchased at a discount) in value by equal amounts each day until the security matures. Amortized cost is used widely by mutual funds and almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Planholders.

Securities for which no market quotations are available will be valued at fair value under the direction of the Fund's Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE).

--------------------------------------------------------------------------------
Other Information
--------------------------------------------------------------------------------

Dividends and Distributions

The Fund periodically distributes substantially all of its net investment income and its net realized capital gains in accordance with rules applicable to mutual funds. For Planholders, under most contracts, dividends and distributions are automatically reinvested in additional Fund shares. Planholders under certain non-qualified contracts may choose to receive dividends and distributions in cash.

Federal Income Taxes

The federal income tax rules applicable to Planholders vary depending on the contract and whether a tax qualified plan is involved. You should consult with your plan sponsor or a qualified tax adviser for tax information applicable to you.

The Fund intends to comply with certain requirements of the Internal Revenue Code applicable to investment companies selling their shares to insurance company separate accounts. By meeting these requirements, Prudential Insurance Company of America--but not the variable contract owners--should be subject to tax on distributions by the Fund to the separate accounts.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

The financial highlights will help you evaluate the financial performance of the Fund. The Total Return in the table represents the rate that a Fund shareholder earned on an investment, assuming reinvestment of all dividends and other distributions. The table does not reflect charges under any variable contract. The information is for each Fund share for the periods indicated.

This information for the five years ended December 31, 2001 has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements included in the Fund's Annual Report is incorporated by reference in the SAI, which are available upon request.

Fiscal Years Ended December 31,
Per Share Operating Performance:              2001     2000    1999     1998     1997
----------------------------------------------------------------------------------------

Net asset value, beginning of year         $    9.99  $15.67  $ 12.43  $ 10.95  $ 11.43
                                           ---------  ------  -------  -------  -------

Income From Investment Operations:
Net investment income                            .08     .09      .10      .12      .22
Net realized and unrealized gains (losses)
  on investments                               (1.69)    .25     4.57     2.61     1.84
                                           ---------  ------  -------  -------  -------
Total from investment operations               (1.61)    .34     4.67     2.73     2.06
----------------------------------------------------------------------------------------

Less Dividends and Distributions:
Dividends from net investment income            (.08)   (.09)    (.09)    (.12)    (.21)
Distributions from net realized gains           (.05)  (5.93)   (1.34)   (1.13)   (2.33)
Tax return of capital distributions             (.46)     --       --       --       --
                                           ---------  ------  -------  -------  -------
Total distributions                             (.59)  (6.02)   (1.43)   (1.25)   (2.54)
                                           ---------  ------  -------  -------  -------
Net asset value, end of year               $    7.79  $ 9.99  $ 15.67  $ 12.43  $ 10.95
                                           =========  ======  =======  =======  =======
Total Investment Return(a)                  (16.45)%   1.59%   38.92%   25.89%   18.88%
Ratios/Supplemental Data                      2001     2000    1999     1998     1997
----------------------------------------------------------------------------------------
Net assets, end of year (in millions)      $   298.0  $423.5  $ 451.3  $ 362.5  $ 325.9
Ratios to average net assets:
      Expenses                                  .13%    .13%     .13%     .13%     .15%
      Net investment income                     .87%    .57%     .63%     .96%    1.56%
Portfolio turnover rate                          69%     82%      39%     105%     101%
----------------------------------------------------------------------------------------

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

For More Information

Additional information about the Fund can be obtained upon request without charge and can be found in the following documents:

             Statement of Additional Information (SAI)
             (incorporated by reference into this prospectus)

             Annual Report
             (including a discussion of market conditions and strategies that significantly affected the Fund's performance during the previous year)

             Semi-Annual Report

To obtain these documents, to ask any questions about the Fund, or to obtain a copy of the Consolidated Financial Statements of The Prudential Insurance Company of America and Subsidiaries without charge:

             -  Call toll-free 1-800-778-2255
             -  Write to Prudential's Gibraltar Fund, Inc.,
                Gateway Center Three
                100 Mulberry Street,
                Newark, New Jersey 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

              By Mail:                  In Person:
              Securities and Exchange   Public Reference Room
              Commission                in Washington, DC
              Public Reference Section  (For hours of operation,
              Washington, DC 20549-6009 call 1 (800) SEC-0330.)
              (The SEC charges a fee to
              copy documents.)

Via the Internet:
http://www.sec.gov

SEC File No. 811-01660

--------------------------------------------------------------------------------

                                                       -------------
           [LOGO] Prudential Financial                   PRESORTED
           The Prudential Insurance Company of America   STANDARD
           751 Broad Street                            U.S. POSTAGE
           Newark, NJ 07102-3777                           PAID
                                                        PERMIT 1793
                                                       LANCASTER, PA
                                                       -------------



GIB1

Statement of Additional Information (SAI)

                                                                    May 1, 2002

Prudential's Gibraltar Fund, Inc.

You may invest in the Fund only through the systematic investment plan contracts and the variable annuity contracts issued as part of Prudential's Financial Security Program and Prudential's Annuity Plan Account-2. The contracts are no longer sold. Planholders still owning contracts may make additional investments in accordance with their contract.

This is not a prospectus. This SAI should be read in conjunction with the Fund's prospectus dated May 1, 2002. The Fund's audited financial statements for the fiscal year ended December 31, 2001 are incorporated in this statement of additional information by reference to the Fund's 2001 annual report (file no. 811-01660). You may obtain a copy of the Fund's annual report at no charge by request to the Fund, at the address or telephone number noted below.

To obtain a copy of the Fund prospectus:

    -   Call toll-free 1-800-778-2255; or
    -   Write to Prudential's Gibraltar Fund, Inc.
   Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102


[LOGO] Prudential Financial Logo

GIB1B

                                   CONTENTS

             Fund History.....................................  3

             Fund Investments and Risks.......................  3

             Investment Restrictions..........................  5

             Management of the Fund...........................  6

             Investment Advisory and Other Services........... 12

             Brokerage Allocation and Other Practices......... 16

             Code of Ethics................................... 17

             Capital Stock.................................... 17

             Taxation of the Fund............................. 18

             Financial Statements............................. 18

Fund History

The Fund was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered with the Securities and Exchange Commission (SEC) as a diversified open-end management investment company.

Fund Investments and Risks

We provide more detail about four investment strategies listed in the prospectus.

Securities Lending

The Fund may lend portfolio securities to broker-dealers, qualified banks and certain institutional investors, provided such loans do not exceed in the aggregate 33 1/3% of the Fund's total assets. All securities loans will be made pursuant to a written agreement and continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal or greater than the market value of the loaned securities plus the accrued interest and dividends. While a security is loaned, the Fund will continue to receive the interest and dividends on the loaned security while also receiving a fee from the borrower or earning interest on the investment of the cash collateral. Upon termination of the loan, the borrower will return to the Fund a security identical to the loaned security. The Fund will not have the right to vote a security that is on loan, but would be able to terminate the loan and retain the right to vote if that were considered important with respect to the investment.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In this event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the Fund would be an unsecured creditor with respect to any shortfall and might not be able to recover all or any of it. However, this risk can be decreased by the careful selection of borrowers and securities to be lent. The Fund will not lend securities to entities affiliated with Prudential Financial.

Illiquid Securities

The Fund may hold up to 10% of its assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

Warrants

The Fund may invest in warrants or rights to acquire stock. The Fund will not purchase any such warrants or rights if after giving effect to such purchase the total cost to the Fund of all warrants and rights then held by it will exceed 3% of the value of Fund assets. Warrants are options to purchase securities at a specified price during a specified period of time. The risk associated with warrants is that the market price of the underlying stock will stay below the exercise price of the warrant during the exercise period. If this occurs, the warrant becomes worthless and the investor loses the money he or she paid for the warrant.

Temporary Defensive Position

The Fund may, at times, adopt a temporary defensive position in which it invests up to 100% of its assets in money market instruments, including short-term government and corporate debt obligations, commercial paper and bank obligations (such as certificates of deposit, time deposits and bankers acceptances). When the Fund purchases money market securities, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money is invested in the security, and is not related to the coupon rate of the purchase security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Fund will not enter into repurchase agreements unless the agreement is fully collateralized (i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the loan including interest). The Fund will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. In the event that a seller defaults on a repurchase agreement, the Fund may incur loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Fund has entered into a repurchase agreement becomes involved in a bankruptcy proceeding, the Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceeding.

Investment Restrictions

We list below certain fundamental investment restrictions of the Fund. They may not be changed without the vote of a majority of the Fund's outstanding voting securities.

The Fund does not:

(1) underwrite the securities of other insurers, except where it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended, in connection with the registration and/or sale of any illiquid securities it holds;

(2) buy or sell commodities or commodity contracts;

(3) sell short or buy on margin, or buy, sell or write put or call options or combinations of such options;

(4) invest for the purpose of exercising control or management;

(5) buy or hold the securities of any issuer if those officers and directors of the Fund or officers of its investment adviser who own individually more than one-half of 1% of the securities of such issuer or together own more than 5% of the securities of such issuer;

(6) with respect to 75% of the value of its assets, buy the securities of an issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in the securities of any one issuer (except for obligations of the United States government and its instrumentalities) or result in the Fund owning more than 10% of the voting securities of such issuer;

(7) concentrate its investments in any one industry (no more than 25% of the value of the Fund's assets will be invested in any one industry);

(8) borrow money;

(9) buy or sell real estate, although the Fund may purchase shares of a real estate investment trust;

(10) invest in the securities of other investment companies; or

(11) issue senior securities.

                            MANAGEMENT OF THE FUND

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex" consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).

                             Independent Directors

                                                                                      Number
                                                                                        of
                                      Term of                                       Portfolios
                                     Office***                                       in Fund
                                        and                                          Complex        Other
                            Position Length of                                       Overseen   Directorships
                              With     Time            Principal Occupations            by       Held by the
Name, Address** and Age       Fund    Served            During Past 5 Years          Director   Director****
-----------------------     -------- ---------- ----------------------------------- ---------- ----------------
Saul K. Fenster, Ph.D. (69) Director Since 1983 President (since December 1978)         79     Member (since
                                                of New Jersey Institute of                     2000), Board of
                                                Technology; Commissioner (since                Directors of IDT
                                                1998) of the Middle States                     Corporation.
                                                Association Commission on
                                                Higher Education; Commissioner
                                                (since 1985) of the New Jersey
                                                Commission on Science and
                                                Technology; Director (since 1998),
                                                Society of Manufacturing
                                                Engineering Education Foundation;
                                                formerly a director or trustee of
                                                Liberty Science Center, Research
                                                and Development Council of New
                                                Jersey, New Jersey State
                                                Chamber of Commerce, and
                                                National Action Council for
                                                Minorities in Engineering.
W. Scott McDonald, Jr. (65) Director Since 1983 Vice President (since 1997) of          79
                                                Kaludis Consulting Group, Inc. (a
                                                Sallie Mae company serving
                                                higher education); Formerly
                                                principal (1993-1997); Scott
                                                McDonald & Associates; Chief
                                                Operating Officer (1991-1995),
                                                Fairleigh Dickinson University;
                                                Executive Vice President and
                                                Chief Operating Officer (1975-
                                                1991), Drew University; interim
                                                President (1988-1990), Drew
                                                University and founding director of
                                                School, College and University
                                                Underwriters Ltd.
Joseph Weber, Ph.D. (78)/1/ Director Since 1993 Vice President, Finance, Interclass     62
                                                (international corporate learning)
                                                since 1991; formerly President,
                                                The Alliance for Learning; retired
                                                Vice President, Member of the
                                                Board of Directors and Member of
                                                the Executive and Operating
                                                Committees, Hoffmann-LaRoche
                                                Inc; Member, Board of Overseers,
                                                New Jersey Institute of
                                                Technology. Trustee and Vice
                                                Chairman Emeritus, Fairleigh
                                                Dickinson University.

                             Interested Directors

                                                                                     Number
                                                                                       of
                                       Term of                                     Portfolios
                                      Office***                                     in Fund
                                         and                                        Complex       Other
                            Position  Length of                                     Overseen  Directorships
                              With      Time    Principal Occupations During Past      by      Held by the
Name, Address** and Age       Fund     Served                5 Years                Director  Director****
-----------------------     --------- --------- ---------------------------------- ---------- -------------
*David R. Odenath, Jr. (45) President   Since   President, Chief Executive Officer    115
                            and         1999    and Chief Operating Officer (since
                            Director            June 1999) of PI; Senior Vice
                                                President (since June 1999) of
                                                Prudential Insurance Company of
                                                America (Prudential Insurance);
                                                formerly Senior Vice President
                                                (August 1993-May 1999) of
                                                PaineWebber Group, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

                                   Officers

                                    Term of
                                   Office***
                                      and
                         Position   Length
                           With     of Time                 Principal Occupations
Name, Address** and Age    Fund     Served                   During Past 5 Years
----------------------- ---------- --------- ----------------------------------------------------
Robert F. Gunia (55)... Vice         Since   Executive Vice President and Chief Administrative
                        President    1999    Officer (since June 1999) of PI; Executive Vice
                                             President and Treasurer (since January 1996) of PI;
                                             President (since April 1999) of Prudential
                                             Investment Management Services LLC (PIMS);
                                             Corporate Vice President (since September 1997) of
                                             Prudential Insurance; formerly Senior Vice President
                                             (March 1987-May 1999) of Prudential Securities;
                                             formerly ChiefAdministrative Officer (July 1989-
                                             September 1996), Director (January 1989-
                                             September 1996) and Executive Vice President,
                                             Treasurer and Chief Financial Officer (June 1987-
                                             December 1996) of PMF.
Judy A. Rice (54)...... Vice         Since   Executive Vice President (since 1999) of PI;
                        President    2001    formerly various positions to Senior Vice President
                                             (1992-1999) of Prudential Securities; and various
                                             positions to Managing Director (1975-1992) of
                                             Salomon Smith Barney Advisors; Member of Board
                                             of Governors of the Money Management Institute;
                                             Member of the Prudential Securities Operating
                                             Council and a Member of the Board of Directors for
                                             the National Association for Variable Annuities.
Jonathan D. Shain (43). Secretary    Since   Vice President and Corporate Counsel (since
                                     2001    August 1998) of Prudential; formerly Attorney with
                                             Fleet Bank, N.A. (January 1997-July 1998) and
                                             Associate Counsel (August 1994-January 1997) of
                                             New York Life Insurance Company.
Grace C. Torres (42)... Treasurer    Since   Senior Vice President (since January 2000) of PI;
                        and          1997    formerly First Vice President (December 1996-
                        Principal            January 2000) of PI and First Vice President (March
                        Financial            1993-1999) of Prudential Securities.
                        and
                        Accounting
                        Officer
Jeffrey Scarbel (38)... Assistant    Since   Vice President (since November 2000) of PI;
                        Treasurer    2000    formerly Director (October 1996-November 2000) of
                                             PI.

--------
1  Mr. Weber is scheduled to retire from the Board as of December 31, 2002.
* "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager (as defined below) and/or the Distributor (as defined below).
** Unless otherwise noted, the address of the Directors and Officers is c/o:
   Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
*** There is no set term of office for Directors and Officers. The Independent
    Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Director and/or Officer.
**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

The Fund has Directors who oversee the actions of the Fund's Manager, each subadviser and Distributor, and decide upon matters of general policy. The Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund.

Directors and Officers of the Fund are also trustees, directors and officers of some or all of the other investment companies advised by the Fund's Manager and distributed by PIMS.

The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The policy includes a grandfather provision permitting Mr. Weber to serve until December 31, 2002.

Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

                           Standing Board Committees

The Board of Directors has established two standing committees in connection with governance of the Fund -- Audit and Nominating.

The Audit Committee consists of all of the Independent Directors. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent accountants, accounting policies and procedures, and other areas relating to each Fund's auditing processes. The function of the Audit Committee and the Board of Directors is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent public accountants' responsibility to plan and carry out a proper audit. The independent accountants are responsible to the Board of Directors and the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2001.

The Nominating Committee consists of all of the Independent Directors. This Committee interviews and recommends to the Board persons to be nominated for election as Directors by the Planholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by Planholders for election as Directors. The Nominating Committee reviews each Director's investment in the Fund, matters relating to Director compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee also reviews the independence of Directors serving on the Board and recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee did not meet during the fiscal year ended December 31, 2001.

The Board of Directors has also approved participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Fund Complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Directors. None of the Fund's Independent Directors currently serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and fund management on issues that affect more than one fund; serving as a liaison between the boards of directors/trustees of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for board meetings; reviewing and recommending changes to Board practices and monitoring and supervising the performance of legal counsel to the funds and the Independent Directors.

The Fund pays each of its Directors who is not an affiliated person of the Manager or the Subadviser annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the committees may receive additional compensation. The amount of compensation paid to each Independent Director may change as result of the creation of additional funds upon whose Boards the Directors may be asked to serve.

Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of Director's fees which accrues interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of any Prudential mutual fund. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

The Fund has no retirement or pension plan for its Directors.

The following tables sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 2001 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Fund's Board and the Board of any other funds in the Fund Complex, for the calendar year ended December 31, 2001.

                              Compensation Table

                                                 Pension Or
                                                 Retirement    Total 2001
                                                  Benefits    Compensation
                                                  Accrued       From Fund
                                     Aggregate   As Part of     and Fund
                                    Compensation    Fund      Complex Paid
   Name and Position(1)              From Fund    Expenses    to Directors
   --------------------             ------------ ---------- ---------------
   Saul K. Fenster, Ph.D--Director.     $--         None    $110,332 (21/79)*
   Joseph Weber, Ph.D--Director....     $--         None    $ 55,000  (9/62)*
   W. Scott McDonald, Jr.--Director     $--         None    $115,000 (21.79)*

--------
(1) Interested Directors do not receive compensation from the Fund or any fund in the Fund Complex.
 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

The following table sets forth the dollar range of Fund securities held by each Director as of December 31, 2001 (Fund securities can only be held indirectly through certain systematic investment plan contracts and variable insurance contracts, and these contracts are no longer offered for sale). The table also includes the aggregate dollar range of securities held by each Director in all funds in the Fund Complex overseen by that Director as of December 31, 2001.

                        Director Share Ownership Table

                             Independent Directors

                                                Aggregate Dollar Range of
                                               Securities in All Registered
                              Dollar Range of      Investment Companies
                             Securities in the   Overseen by Director in
     Name of Director              Fund                Fund Complex
     ----------------        ----------------- ----------------------------
     Saul K. Fenster, Ph. D.        --               $50,001-100,000
     Joseph Weber, Ph. D.           --                    NONE
     W. Scott McDonald, Jr.         --                over $100,000

                             Interested Directors

                                              Aggregate Dollar Range of
                                             Securities in All Registered
                             Dollar Range of     Investment Companies
                              Securities in    Overseen by Director in
       Name of Director         the Fund             Fund Complex
       ----------------      --------------- ----------------------------
       David R. Odenath, Jr.       --               over $100,000

The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director, and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2001.

                             Name of
                           Owners and
  Name of                 Relationships         Title of  Value of  Percent of
  Director                 to Director  Company  Class   Securities   Class
  --------                ------------- ------- -------- ---------- ----------
  Saul K. Fenster, Ph. D.      --         --       --        --         --
  Joseph Weber, Ph. D.         --         --       --        --         --
  W. Scott McDonald, Jr.       --         --       --        --         --

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2001, all Fund shares are held by three separate accounts of Prudential Insurance. The address of each separate account is 751 Broad Street, Newark, New Jersey 07102-3777. These separate accounts are used in connection with certain systematic investment plan contracts and variable annuity contracts.

                    INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Subadviser

The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "Fund Management" in the Prospectus of the Fund. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial).

Pursuant to a Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI has hired a subadviser to provide investment advisory services to the Fund. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical, and bookkeeping services which are not being furnished by State Street Bank & Trust Company, the Fund's custodian (the Custodian). The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

(a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's subadviser.

(b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

(c) the costs, expenses and fees payable to the Subadviser, pursuant to a Subadvisory Agreement between PI and the Subadviser (the Subadvisory Agreement).

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses, including (a) the fee payable to the Manager; (b) the fees and expenses of Directors who are not affiliated with the Manager or the Fund's Subadviser (c) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (d) all taxes and corporate fees payable by the Fund to governmental agencies; (e) the cost of fidelity and directors and officers and errors and omissions insurance; (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; and (g) any distribution or service fees.

The Fund pays a fee to PI for the services performed and the facilities furnished by PI computed daily and payable monthly, at the rate of 0.125% annually of the average daily net assets of the Fund. The Fund paid PI $430,022 and $576,323, during 2001 and 2000, respectively, for investment management services. The Fund paid Prudential Insurance $480,403 during 1999 for investment management services provided to the Fund by Prudential Insurance. The Management Agreement provides that the Manager shall not be liable to the Fund for any error of judgment by the Manager or for any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damage will be limited as provided in the Investment Company Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Management Agreement provides that it shall terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either the Manager or the Fund (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act) upon not more than 60 days' nor less than 30 days' written notice.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice.

PI has entered into a Subadvisory Agreement with Jennison Associates LLC (Jennison). The Subadvisory Agreement provides that Jennison furnish investment advisory services in connection with the management of the Fund . In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison's performance of those services. Pursuant to the Subadvisory Agreement, PI compensates Jennison at the rate of 0.0625% of the Fund's average daily net assets. PI paid Jennison $215,011, and $91,720 during 2001 and 2000, respectively, pursuant to the Subadvisory Agreement. Prudential Insurance reimbursed the Prudential Investment Corporation for investment advisory services provided in 1999.

The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, or Jennison upon not less than 30 days' nor more than 60 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

An Administrative Services Agreement between Prudential Insurance and the Fund provides that, as long as the Fund sells its shares only to Prudential Insurance, its separate accounts or organizations approved by it, Prudential Insurance will pay all expenses of the Fund not covered by the Management Agreement (except for the fees and expenses of Independent Directors, brokers' commissions, transfer taxes and other charges and fees attributable to investment transactions, any other local, state or federal taxes, and fidelity bond and insurance premiums).
Matters Considered by the Board

The Management and Subadvisory Agreements were last approved by the Directors, including all of the Independent Directors on May 23, 2001 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and Jennison that addressed specific factors designed to inform the Board's consideration of these and other issues.

With respect to the nature and quality of the services provided, the Board considered the performance of the Fund in comparison to relevant market indices, and the performance of a peer group of investment companies pursuing broadly similar strategies, over the past one, three, five and ten years. The Board also considered the quality of brokerage execution provided by Jennison. The Board reviewed Jennison's use of brokers or dealers in fund transactions that provided research and other services to them, and the benefits derived by the Fund from such services. The Board also considered the Manager's and Jennisons' positive compliance history, as they have been free of significant compliance problems.

With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and Jennison and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board noted that the fee rate paid by the Fund to the Manager was below the median compensation paid by comparable funds. In concluding that the benefits accruing to the Manager, Jennison and their affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and Jennisons' profit or loss on the Fund for the recent period and carefully examined their cost allocation methodology. These matters were also considered by the Independent Directors meeting separately.

SEC Order

Pursuant to an order issued by the SEC, the Fund may add or change a subadviser, or change the agreement with a subadviser if PI and the Fund's Board of Directors concludes that doing so is in the best interests of Planholders investing in the Fund. The Fund can make these changes without Planholder approval, but will notify planholders investing in the Fund of any such changes.

The current order imposes the following conditions:

  1. PI will provide general management and administrative services to the Fund including overall supervisory responsibility for the general management and investment of the Fund's securities portfolio, and, subject to review and approval by the Board, will (i) set the Fund's overall investment strategies;
  (ii) select subadvisers; (iii) monitor and evaluate the performance of subadvisers; (iv) allocate and, when appropriate, reallocate a Fund's assets among its subadvisers in those cases where the Fund has more than one subadviser; and (v) implement procedures reasonably designed to ensure that the subadvisers comply with the Fund's investment objectives, policies, and restrictions.

  2. Before the Fund may rely on the order, the operation of the Fund in the manner described in the Application for the order will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act.

  3. The Fund will furnish to shareholders all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in the Fund's subadvisory agreement. The Fund will meet this condition by providing shareholders with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934, as amended, and
  Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to shareholders of the Fund a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.

  4. The Fund will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.

  5. No interested Director or officer of the Fund or director or officer of PI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such director or officer) any interest in any subadviser except for (i) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

  6. PI will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or PI other than by reason of serving a subadviser to one or more Portfolios (an "Affiliated Subadviser") without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio.

  7. At all times, a majority of the members of the Board will be persons each of whom is an Independent Director, and the nomination of new or additional Independent Directors will be placed within the discretion of the then existing Independent Directors.

  8. When a subadviser change is proposed involving an Affiliated Subadviser, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Board's minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which PI or the Affiliated subadviser derives an inappropriate advantage.

The Fund has applied for an amendment to the current order or a new order from the SEC permitting us to (1) hire one or more new affiliated subadvisers without shareholder approval, (2) amend existing agreements with affiliated subadvisers without shareholder approval, and (3) disclose only the aggregate fees (both as a dollar amount and as a percentage of the Fund's net assets) paid to each unaffiliated subadviser ("Aggregate Fee Disclosure") by PI, not the Fund. We will, of course, comply with any conditions imposed by the SEC under any new or amended order.

Other Service Providers

Prudential Investment Management Services LLC (PIMS), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Fund. Fund shares are sold only to certain separate accounts of Prudential. The offering of Fund shares is continuous. PIMS is a limited liability corporation organized under Delaware law in 1996. PIMS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The principal business address of PIMS is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The Fund does not pay any fee to PIMS.

State Street Bank and Trust Company (State Street), 801 Pennsylvania, Kansas City, Missouri 64105-1716, is the custodian of the assets held by the Fund. As custodian, State Street is responsible for safeguarding the assets of the Fund. State Street is also the Fund's transfer agent and dividend-paying agent.

PricewaterhouseCoopers LLP (PwC) is the Fund's independent accountant. PwC's principal business address is 1177 Avenue of the Americas, New York, New York 10036. PwC provides audit services for the Fund.

Brokerage Allocation and Other Practices

Jennison, as the Fund's investment subadviser, is responsible for decisions to buy and sell securities for the Fund. Jennison is also responsible for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on Fund transactions. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, Prudential Securities Incorporated (PSI), an indirect wholly-owned subsidiary of Prudential Financial.

Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with PSI in any transaction in which PSI acts as principal.

Fund securities may not be purchased from any underwriting or selling syndicate of which PSI, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act) except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's current ability to pursue its respective investment objective. However, in the future it is possible that the Fund may, under other circumstances, be at a disadvantage because of this limitation in comparison to other funds not subject to such a limitation.

In placing orders for portfolio securities of the Fund, Jennison's overriding objective is to obtain the best possible combination of price and execution. Jennison seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that Jennison may consider in selecting a particular broker-dealer firm are: Jennison's knowledge of negotiated commission rates currently available and other transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firm; the availability of research and research related services provided through such firm; Jennison's knowledge of the financial stability of the firm; Jennison's knowledge of actual or apparent operational problems of the firm; and the amount of capital, if any, that would be contributed by the firm executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When Jennison selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of Jennison's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

Subject to the above considerations, PSI may act as a securities broker for the Fund. In order for PSI to effect any transactions for the Fund, the commissions received by PSI must be reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow PSI to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to PSI are consistent with the foregoing standard. In accordance with Rule 11a2-2(T) under the Securities Exchange Act of 1934, PSI may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and PSI. Rule 11a2-2(T) provides that PSI must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by PSI from transactions effected for the Fund during the applicable period. Brokerage transactions with PSI are also subject to such fiduciary standards as may be imposed by applicable law.

 Commissions Paid During Last Three Years
--------------------------------------------------------------------------------

                                         2001     2000     1999
               --------------------------------------------------
               Total Commissions       $590,883 $506,600 $361,199
               --------------------------------------------------
               Commissions paid to PSI $      0 $  4,711 $  9,043
               --------------------------------------------------

Code of Ethics

The Board of Directors of the Fund has approved Codes of Ethics for the Fund, Jennison, PI and PIMS. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the SEC.

Capital Stock

All shares of Fund stock are entitled to participate equally in dividends and distributions of the Fund and in its net assets remaining upon liquidation after satisfaction of outstanding liabilities. Fund shares are fully paid and nonassessable when issued and have no preemptive, conversion or exchange rights. Such shares are redeemable upon request, except under the circumstances described in the prospectus.

Each share of common stock outstanding is entitled to one vote. Fund shares are held only by separate accounts of Prudential (Prudential's Annuity Plan Account-2, Prudential's Investment Plan Account and Prudential's Annuity Plan Account). Fund shares are voted by Prudential in accordance with voting instructions received from participants in those accounts. If there are Fund shares held in an account for which voting instructions are not received, Prudential will vote those shares on each matter in the same proportion as it votes the Fund shares held in that account for which it received instructions.

Taxation of the Fund

The Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In any year in which the Fund qualifies as a regulated investment company and distributes substantially all of its net investment income and net capital gains, the Fund generally will not be subject to federal income tax to the extent it distributes to shareholders such income and capital gains in the manner required under the Code. If the Fund does not qualify under Subchapter M of the Code, the Fund will be subject to Federal income tax.

To comply with regulations under Section 817(h) of the Code which contains certain diversification requirements, the Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated for purposes of Section 817(h) as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable.

                             FINANCIAL STATEMENTS

The Fund's financial statements for the fiscal year ended December 31, 2001, incorporated in this SAI by reference to the Fund's 2001 annual report to shareholders (File No. 811-01660), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling
(800) 778-2255, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Item 23.  Exhibits


(a) (1) Articles of Incorporation. Incorporated by reference to Exhibit 24 to Post-Effective Amendment No.
    39 to Form S-6, Prudential's Investment Plan Account, (File No. 2-52715), filed May 2, 1997.

    (2) By-laws, as amended February 29, 2000. Incorporated by reference to Post-Effective Amendment
    No. 43 to the Registration Statement on Form N1-A (File No. 2-32685) filed April 26, 2000.

(d) (1) Management Agreement between the Registrant and Prudential Investments Fund Management
    LLC. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 45 to the Registration
    Statement on Form N1-A (File No. 2-32685) filed April 30, 2001.

    (2) Subadvisory Agreement between the Registrant and Jennison Associates LLC. Incorporated by
    reference to Exhibit 4(b) to Post-Effective Amendment No. 45 to the Registration Statement on Form
    N1-A (File No. 2-32685) filed April 30, 2001.

(e) Distribution Agreement between the Registrant and Prudential Investment Management Services
    LLC. Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on
    Form N1-A (File No. 2-32685) filed April 28, 1999.

(g) (1)(i) Custody Agreement between the Registrant and Investors Fiduciary Trust Company.
    Incorporated by reference to Exhibit (viii) to Post-Effective Amendment No. 40 to Form S-6,
    Prudential's Investment Plan Account, (File No. 2-52715) filed April 30, 1998.

    (ii) Supplement to Custody Agreement between the Registrant and Investors Fiduciary Trust
    Company. Incorporated by reference to Post-Effective Amendment No. 37 to the Registration
    Statement on Form N1-A for The Prudential Series Fund, Inc. (File No. 2-80896), filed April 30, 2000.

    (iii) Supplement to Custody Agreement between the Registrant and Investors Fiduciary Trust
    Company. Incorporated by reference to Post-Effective Amendment No. 37 to the Registration
    Statement on Form N1-A for the Prudential Series Fund, Inc. (File NO. 2-80896), filed April 30, 2000.

    (iv) First Amendment to Custody Agreement between Registrant, The Prudential Series Fund Inc. and
    State Street bank and Trust Company. Incorporated by reference to Post-Effective Amendment No 37 to the Registration Statement on Form N1-A for The Prudential Series Fund, Inc. (file No. 2-80896), filed April 30, 2000.

    (v) Supplement to Custody Agreement between the Registrant, The Prudential Series Fund, Inc., and
    State Street Bank and Trust Company.*

(g) (2)(i) Investment Accounting Agreement. Incorporated by reference to Post-Effective Amendment No.
    37 to the Registration Statement on Form N1-A for The Prudential Series Fund, Inc. (File No. 2-80896),
    filed April 30, 2000.

    (ii) First Amendment to Investment Accounting Agreement. Incorporated by reference to Post-
    Effective Amendment No. 37 to the Registration Statement on Form N1-A for The Prudential Series
    Fund, Inc. (File No. 2-80896), filed April 30, 2000.

    (iii) Second Amendment to Investment Accounting Agreement. Incorporated by reference to Post-
    Effective Amendment No. 37 to the Registration Statement on Form N1-A for The Prudential Series
    Fund, Inc. (File No. 2-80896), filed April 30, 2000.

    (iv) Supplement to Investment Accounting Agreement. Incorporated by reference to Post-Effective
    Amendment No. 43 to the Registration Statement on Form N1-A (File No. 2-32685), filed April 26,
    2000.

    (i) Opinion of Shea & Gardner. Incorporated by reference to Exhibit 9 to Post-Effective Amendment
    No. 45 to the Registration Statement on Form N1-A (File No. 2-32685), filed April 30, 2001.

    (j) Consent of Independent Accountants.*

(p) (1) Registrant's Amended Code of Ethics dated September 19, 2001.*


    (2) Amended Code of Ethics of Prudential Investment Management, Inc., Prudential Investments Fund
    Management LLC and Prudential Investment Management Services LLC dated September 19, 2001.*

    (3) Code of Ethics of Jennison Associates. Incorporated by reference to Exhibit 17(c) to Post-Effective
    Amendment No. 45 to the Registration Statement on Form N1-A (File No. 2-32685), filed April 30,
    2001.

(q) Powers of Attorney.*

--------
* Filed herewith.

Item 24.  Persons Controlled By Or Under Common Control With The Fund

All of the shares of Prudential's Gibraltar Fund, Inc. are held by three separate accounts of The Prudential Insurance Company of America (Prudential Insurance): Prudential's Investment Plan Account, Prudential's Annuity Plan Account and Prudential's Annuity Plan Account-2. Prudential Insurance also holds directly and in certain other separate accounts shares of The Prudential Series Fund, Inc., a Maryland corporation. Most of the other shares of The Prudential Series Fund, Inc. are held by separate accounts of Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey, which are both indirect, wholly owned subsidiaries of Prudential Financial, Inc. (Prudential Financial). All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. In accordance with current legal requirements, the shares of the investment companies are voted in accordance with the instructions of persons having an interest in the unit investment trusts, and Prudential Insurance, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey will vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10 and The Prudential Variable Contract Account-11, separate accounts of Prudential Insurance registered as open-end, diversified management investment companies under the Investment Company Act of 1940.

The subsidiaries of Prudential Financial are listed under Item 24 in Post-Effective Amendment No.44 to Form N-1A, The Prudential Series Fund, Inc., Reg. No. 2-80896, filed on or about May 1 2002, the text of which is hereby incorporated by reference.

Item 25.  Indemnification

The Registrant's Articles of Incorporation provide that "each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, now or hereafter in force, including the advance of related expenses."

The Registrant, in connection with other PI-advised funds, maintains a directors and officers errors and omissions policy, which provides the Registrant and its directors and officers with coverage against losses due to any breach of duty, neglect, error, misstatement, misleading statement or omission, and for costs and expenses incurred in the defense of any insured claim.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange

Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of the Investment Adviser

(a) Prudential Investments LLC (PI)

See "Fund Management" in the Prospectus constituting Part A of the Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of the Registration Statement.

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, New Jersey 07102.

  Name and Address         Position with PI                    Principal Occupation
  ----------------    -------------------------- -------------------------------------------------
David R. Odenath, Jr. President, Chief Executive President, Chief Executive and Chief Operating
                      Officer and Chief          Officer, PI; Executive Vice President, The
                      Operating Officer          Prudential Insurance Company of America
                                                 (Prudential Insurance).

Catherine A. Brauer   Executive Vice President   Executive Vice President, PI

John L. Carter        Executive Vice President   Executive Vice President, PI

Robert F. Gunia       Executive Vice President   Executive Vice President and Chief
                      and Treasurer              Administrative Officer, PI; Vice President,
                                                 Prudential; President, Prudential Investment
                                                 Management Services LLC (PIMS)

William V. Healey     Executive Vice President,  Executive Vice President, Chief Legal Officer and
                      Chief Legal Officer and    Secretary, PI; Vice President and Corporate
                      Secretary                  Counsel, Prudential; Senior Vice President, Chief
                                                 Legal Officer and Secretary, PIMS

Marc S. Levine        Executive Vice President   Executive Vice President, PI

Judy A. Rice          Executive Vice President   Executive Vice President, PI

Ajay Sawhney          Executive Vice President   Executive Vice President, PI

Lynn M. Waldvogel     Executive Vice President   Executive Vice President, PI

(b) Jennison Associates LLC (Jennison)

See "Fund Management" in the Prospectus constituting Part A of the Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of the Registration Statement.

The business and other connections of Jennison directors and executive officers are included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is incorporated herein by reference.

Item 27.  Principal Underwriters

(a) Incorporated by Reference to Item 27(a) of Post-Effective Amendment No. 44 to Form N-1A, The Prudential Series Fund, Inc., Reg. No. 2-80896, filed on or about May 1, 2002.

(b) Incorporated by Reference to Item 27(b) of Post-Effective Amendment No. 44 to Form N-1A, The Prudential Series Fund, Inc., Reg. No. 2-80896, filed on or about May 1, 2002.

Item 28.  Location Of Accounts And Records

All accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077; the Registrant's investment adviser, Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, 14/th floor, Newark, New Jersey 07102-4077; Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017; or the Registrant's custodian, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105-1716. /

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

Not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and the State of New Jersey on the 25th day of April, 2002.


                                       PRUDENTIAL'S GIBRALTAR FUND, INC.

                                       By:           * DAVID R. ODENATH
                                               ---------------------------------
                                                     David R. Odenath
                                                         President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 46 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

          Signature                           Title                  Date
          ---------                           -----                  ----

     * DAVID R. ODENATH           Director and President
-----------------------------
      David R. Odenath

       * GRACE TORRES             Treasurer and Principal
-----------------------------     Financial and Accounting
        Grace Torres              Officer

      * SAUL K. FENSTER           Director
-----------------------------
       Saul K. Fenster

  * W. SCOTT MCDONALD, JR.        Director
-----------------------------
   W. Scott McDonald, Jr.

       * JOSEPH WEBER             Director
-----------------------------
        Joseph Weber

*By: /s/  JONATHAN D. SHAIN                                     April 25, 2002
    -------------------------
      Jonathan D. Shain
      Attorney-in-Fact